SUPPLEMENT

SBL Fund
Member of The Security Benefit Group of Companies
One Security Benefit Place, Topeka, Kansas 66636-0001

Supplement Dated August 6, 2004
to Prospectus Dated May 1, 2004, as supplemented June 9, 2004

Effective August 1, 2004, Rajeev Bahman assumed co-portfolio management responsibilities for Series D (Global Series). Accordingly, the information under the "Series D (Global Series)" heading of the "Sub-Advisers" section of the Prospectus is amended by adding the following:

SERIES D (GLOBAL SERIES)

Rajeev Bahman, Vice President of OppenheimerFunds, and portfolio manager of other Oppenheimer funds. Prior to joining Oppenheimer in 1996, Mr. Bhaman was employed at Barclays de Zoete Wedd Inc., concentrating on Asian research and research sales. Mr. Bhaman holds a B.A. and an M.B.A. from Cornell University as well as an M.B.A. in International Business from the Katholieke Universiteit te Leuven in Belgium. He is a Chartered Financial Analyst.

Please Retain This Supplement For Future Reference